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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

    Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 29, 2001

STRESSGEN BIOTECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

Yukon (State or other jurisdiction of incorporation)	333-12570 (Commission File Number)	77-0123732 (IRS Employer Identification No.)

4445 Eastgate Mall, Suite 200 San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (858) 812-5616
(Former name or former address, if changed since last report)

TABLE OF CONTENTS

Item 5. Other Events
Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

Item 5.  Other Events.

On November 29, 2001, Stressgen Biotechnologies Corporation issued a press release announcing the latest results compiled from six data sets from five key phase II clinical trials involving its lead "fusion" product, HspE7. A copy of the press release issued by Stressgen on November 29, 2001, is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

  (c)
  Exhibits.

  99.1
  Press release dated November 29, 2001.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRESSGEN BIOTECHNOLOGIES CORPORATION

Date: December 17, 2001	By:	/s/ DONALD D. TARTRE Donald D. Tartre Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release dated November 29, 2001

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FORM 8-K CURRENT REPORT
TABLE OF CONTENTS
Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS